Note 8. Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 8. INCOME TAXES

The effective income tax rates differed from the expected Federal income tax rate (34%) for the following reasons:

(in $000's)	2013	2012	2011
Computed expected tax expense (benefit)	$219	$61	$(91)
State income tax expense, net of Federal tax effect	$30	$11	$(17)
Other, net (primarily change in prior estimates)	$(32)	$112	$(39)
Change in valuation allowance (regarding current year activity)	$(225)	$(169)	$(147)
Income Tax (Benefit) Expense	$(8)	$15	$(294)

Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and as measured by income tax regulations. Temporary differences which gave rise to deferred tax assets and deferred tax liabilities consisted of:

	December 31:
(in $000's)	2013	2012	2011
Deferred tax assets:
Allowance for doubtful accounts	$57	$70	$83
Warranty provision	$29	$28	$35
Inventory reserve	$589	$554	$627
Property, plant, equipment and software, principally depreciation	$139	$128	$126
Net operating loss carry forwards	$2,345	$2,402	$2,504
Alternative minimum tax credit carry forwards	$148	$136	$136
Other	$7	$107	$85
Total gross deferred tax assets	$3,314	$3,425	$3,596
Less valuation allowance	$(2,303)	$(2,528)	$(2,697)
Total deferred tax assets	$1,011	$897	$899
Deferred tax liabilities:
Goodwill	$514	$428	$428
Total deferred tax liabilities	$514	$428	$428
Net deferred taxes	$497	$469	$471

An income tax valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has historically provided a partial valuation allowance on its net deferred tax benefits. However, the Company reduced the valuation allowance by $225,000 and $169,000 in the 2013 and 2012 years, respectively, and increased the valuation allowance by $147,000 in 2011 in order to recognize the portion of deferred tax assets expected to be realized in the near future. As of December 31, 2013, the Company has net operating loss carry forwards for Federal income tax purposes of approximately $5,270,000, which are available to offset future Federal taxable income, if any, that begin to expire in 2021. The Company also has a net operating loss carry forward for Illinois state income tax purposes of approximately $5,823,000 as of December 31, 2013. The Company also has alternative minimum tax credit carry forwards of approximately $148,000, which are available to reduce future Federal regular income taxes, if any, over an indefinite period. No unrecognized tax benefits are set to expire in the next twelve months that may have an impact upon the Company’s effective tax rate.

The Company files tax returns in the U.S. federal jurisdiction and various state jurisdictions. The tax years 2010, 2011, 2012 and 2013 remain open to examinations. Our policy is to recognize interest and penalties related to uncertain tax positions in income tax expense. During the twelve months ended December 31, 2013, the Company did not recognize expense for interest or penalties related to income tax, and does not have any amounts accrued at December 31, 2013, as the Company does not believe it has taken any uncertain tax positions.